AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT


         THIS AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT is made as of the 13th day of June, 1997, by and between each of the open end management investment companies listed on Schedule A, attached hereto, as of the dates noted on such Schedule A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with
Section 11 (the "Issuers") and American Century Investment Services, Inc. ("Distributor") (formerly known as Twentieth Century Securities, Inc.). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

         WHEREAS,   the  Issuers  and  Distributor  are  parties  to  a  certain
Distribution  Agreement dated September 3, 1996 (the "Distribution  Agreement");
and

         WHEREAS, in January 1997, the Issuers, the Funds and Distributor changed their names; and

         WHEREAS, American Century Capital Portfolios, Inc., has added a series, American Century Real Estate Fund (the "Fund"); and

         WHEREAS, the parties desire to amend the Distribution Agreement to reflect the new names of the Issuers, the Funds and Distributor and to add the new series.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. The Fund is hereby added as a party to the Distribution Agreement.

         2. Schedules A, B, C, D and E to Distribution Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Schedules A, B, C, D and E attached hereto.

         3. After the date hereof, all references to the Distribution Agreement shall be deemed to mean the Distribution Agreement, as amended by this Amendment No. 1.

         4. In the event of a conflict between the terms of this Amendment No.1 and the Distribution Agreement, it is the intention of the parties that the terms of this Amendment No. 1 shall control and the Distribution Agreement shall be interpreted on that basis. To the extent the provisions of the Distribution Agreement have not been amended by this Amendment No. 1, the parties hereby confirm and ratify the Distribution Agreement.

         5. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.


         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

                                      AMERICAN CENTURY INVESTMENT SERVICES, INC.


                                      By:  _________________________________
                                           William M. Lyons
                                           Executive Vice President

AMERICAN CENTURY MUTUAL FUNDS, INC.
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
AMERICAN CENTURY STRATEGIC ASSET
    ALLOCATIONS, INC.
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
AMERICAN CENTURY PREMIUM RESERVES, INC.

BY: _______________________________________
    William M. Lyons
    Executive Vice President of each of the Issuers



AMERICAN CENTURY INVESTMENT SERVICES, INC.                Distribution Agreement


                                   SCHEDULE A

           Companies and Funds Covered by this Distribution Agreement

Fund                                                          Date of Agreement
----                                                          -----------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
      American Century Advantage                              September 3, 1996
      American Century Balanced                               September 3, 1996
      American Century Capital Appreciation                   September 3, 1996
      American Century International                          September 3, 1996
      American Century Value                                  September 3, 1996

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                     September 3, 1996
      American Century Value Fund                             September 3, 1996
      American Century Real Estate Fund                       June 13, 1997

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                          September 3, 1996
      Benham Cash Reserve Fund                                September 3, 1996
      Twentieth Century Growth Fund                           September 3, 1996
      Twentieth Century Heritage Fund                         September 3, 1996
      Benham Intermediate-Term Bond Fund                      September 3, 1996
      Benham Limited-Term Bond Fund                           September 3, 1996
      Benham Bond Fund                                        September 3, 1996
      Twentieth Century Select Fund                           September 3, 1996
      Benham Intermediate-Term Government Fund                September 3, 1996
      Benham Short-Term Government Fund                       September 3, 1996
      Twentieth Century Ultra Fund                            September 3, 1996
      Twentieth Century Vista Fund                            September 3, 1996
      Twentieth Century Giftrust                              September 3, 1996
      Benham Limited-Term Tax-Exempt Fund                     September 3, 1996
      Benham Intermediate-Term Tax Exempt Fund                September 3, 1996
      Benham Long-Term Tax-Exempt Fund                        September 3, 1996
      Twentieth Century New Opportunities Fund                September 3, 1996

AMERICAN CENTURY PREMIUM RESERVES, INC.
      Benham Premium Government Reserve Fund                  September 3, 1996
      Benham Premium Capital Reserve Fund                     September 3, 1996
      Benham Premium Bond Fund                                September 3, 1996

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive       September 3, 1996
      American Century Strategic Allocation: Conservative     September 3, 1996
      American Century Strategic Allocation: Moderate         September 3, 1996

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund                 September 3, 1996
      Twentieth Century International Growth Fund             September 3, 1996
      Twentieth Century International Discovery Fund          September 3, 1996



AMERICAN CENTURY INVESTMENT SECURITIES, INC.              Distribution Agreement

                                   SCHEDULE B

                      Investor Class and Single Class Funds

  Fund                                                        Date of Agreement
  ----                                                        -----------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
      American Century Advantage1                             September 3, 1996
      American Century Balanced1                              September 3, 1996
      American Century Capital Appreciation1                  September 3, 1996
      American Century International1                         September 3, 1996
      American Century Value1                                 September 3, 1996

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund2                    September 3, 1996
      American Century Value Fund2                            September 3, 1996
      American Century Real Estate Fund2                      June 13, 1997

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund2                         September 3, 1996
      Benham Cash Reserve Fund2                               September 3, 1996
      Twentieth Century Growth Fund2                          September 3, 1996
      Twentieth Century Heritage Fund2                        September 3, 1996
      Benham Intermediate-Term Bond Fund2                     September 3, 1996
      Benham Limited-Term Bond Fund2                          September 3, 1996
      Benham Bond Fund2                                       September 3, 1996
      Twentieth Century Select Fund2                          September 3, 1996
      Benham Intermediate-Term Government Fund2               September 3, 1996
      Benham Short-Term Government Fund2                      September 3, 1996
      Twentieth Century Ultra Fund2                           September 3, 1996
      Twentieth Century Vista Fund2                           September 3, 1996
      Twentieth Century Giftrust1                             September 3, 1996
      Benham Limited-Term Tax-Exempt Fund1                    September 3, 1996
      Benham Intermediate-Term Tax-Exempt Fund1               September 3, 1996
      Benham Long-Term Tax-Exempt Fund1                       September 3, 1996
      Twentieth Century New Opportunities Fund1               September 3, 1996

AMERICAN CENTURY PREMIUM RESERVES, INC.
      Benham Premium Government Reserve Fund1                 September 3, 1996
      Benham Premium Capital Reserve Fund1                    September 3, 1996
      Benham Premium Bond Bond1                               September 3, 1996

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive2      September 3, 1996
      American Century Strategic Allocation: Conservative2    September 3, 1996
      American Century Strategic Allocation: Moderate2        September 3, 1996

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund2                September 3, 1996
      Twentieth Century International Growth Fund2            September 3, 1996
      Twentieth Century International Discovery Fund2         September 3, 1996

-----------------------------
1  Single Class of Shares
2  Multiple Classes of Shares


AMERICAN CENTURY INVESTMENT SERVICES, INC.                Distribution Agreement


                                   SCHEDULE C

                            Institutional Class Funds

Fund                                                          Date of Agreement
----                                                          -----------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                     September 3, 1996
      American Century Value Fund                             September 3, 1996
      American Century Real Estate Fund                       June 13, 1997

AMERICAN ENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                          September 3, 1996
      Twentieth Century Growth Fund                           September 3, 1996
      Twentieth Century Heritage Fund                         September 3, 1996
      Twentieth Century Select Fund                           September 3, 1996
      Twentieth Century Ultra Fund                            September 3, 1996
      Twentieth Century Vista Fund                            September 3, 1996

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund                 September 3, 1996
      Twentieth Century International Growth Fund             September 3, 1996
      Twentieth Century International Discovery Fund          September 3, 1996



AMERICAN CENTURY INVESTMENT SERVICES, INC.                Distribution Agreement


                                   SCHEDULE D

                               Service Class Funds


  Fund                                                        Date of Agreement
  ----                                                        -----------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                     September 3, 1996
      American  Century Value Fund                            September 3, 1996

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                          September 3, 1996
      Benham Cash Reserve Fund                                September 3, 1996
      Twentieth Century Growth Fund                           September 3, 1996
      Twentieth Century Heritage Fund                         September 3, 1996
      Benham Intermediate-Term Bond Fund                      September 3, 1996
      Benham Limited-Term Bond Fund                           September 3, 1996
      Benham Bond Fund                                        September 3, 1996
      Twentieth Century Select Fund                           September 3, 1996
      Benham Intermediate-Term Government Fund                September 3, 1996
      Benham Short-Term Government Fund                       September 3, 1996
      Twentieth Century Ultra Fund                            September 3, 1996
      Twentieth Century Vista Fund                            September 3, 1996

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive       September 3, 1996
      American Century Strategic Allocation: Conservative     September 3, 1996
      American Century Strategic Allocation: Moderate         September 3, 1996

AMERICAN  CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund                 September 3, 1996
      Twentieth Century International Growth Fund             September 3, 1996
      Twentieth Century International Discovery Fund          September 3, 1996



AMERICAN CENTURY INVESTMENT SERVICES, INC.                Distribution Agreement


                                   SCHEDULE E

                               Advisor Class Funds

Fund                                                          Date of Agreement
----                                                          -----------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                     September 3, 1996
      American Century Value Fund                             September 3, 1996
      American Century Real Estate Fund                       June 13, 1997

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                          September 3, 1996
      Benham Cash Reserve Fund                                September 3, 1996
      Twentieth Century Growth Fund                           September 3, 1996
      Twentieth Century Heritage Fund                         September 3, 1996
      Benham Intermediate-Term Bond Fund                      September 3, 1996
      Benham Limited-Term Bond Fund                           September 3, 1996
      Benham Bond Fund                                        September 3, 1996
      Twentieth Century Select Fund                           September 3, 1996
      Benham Intermediate-Term Government Fund                September 3, 1996
      Benham Short-Term Government Fund                       September 3, 1996
      Twentieth Century Ultra Fund                            September 3, 1996
      Twentieth Century Vista Fund                            September 3, 1996

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive       September 3, 1996
      American Century Strategic Allocation: Conservative     September 3, 1996
      American Century Strategic Allocation: Moderate         September 3, 1996

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund                 September 3, 1996
      Twentieth Century International Growth Fund             September 3, 1996
      Twentieth Century International Discovery Fund          September 3, 1996